Exhibit 32.1

CERTIFICATION

I, Bruce J. Schanzer, Chief Executive Officer of Cedar Realty Trust, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 7th day of November, 2013.

/s/ BRUCE J. SCHANZER
Bruce J. Schanzer, Chief Executive Officer